AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                  SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY                         ORGANIZATION                SERIES ---(IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------

Franklin Capital Growth Fund               Delaware Statutory Trust

Franklin Custodian Funds, Inc.             Maryland Corporation        Franklin Dynatech Fund
                                                                       Franklin Growth Fund
                                                                       Franklin Income Fund
                                                                       Franklin Utilities Fund

Franklin Floating Rate Master Trust        Delaware Statutory Trust    Franklin Floating Rate Master Series

Franklin Global Trust                      Delaware Statutory Trust    Fiduciary Large Capitalization Growth and Income Fund
                                                                       Fiduciary Small Capitalization Growth and Income Fund
                                                                       Franklin Global Real Estate Fund
                                                                       Franklin International Smaller Companies Growth Fund
                                                                       Franklin Templeton Core Fixed Income Fund
                                                                       Franklin Templeton Core Plus Fixed Income Fund
                                                                       Franklin Templeton Emerging Market Debt Opportunities
                                                                       Fund
                                                                       Franklin Templeton High Income Fund

Franklin Gold and Precious Metals Fund     Delaware Statutory Trust

Franklin High Income Trust                 Delaware Statutory Trust    Franklin High Income Fund

Franklin Investors Securities Trust        Massachusetts Business      Franklin Balanced Fund
                                           Trust                       Franklin Convertible Securities Fund
                                                                       Franklin Equity Income Fund
                                                                       Franklin Floating Rate Daily Access Fund
                                                                       Franklin Low Duration Total Return Fund
                                                                       Franklin Real Return Fund
                                                                       Franklin Total Return Fund

Franklin Managed Trust                     Delaware Statutory Trust    Franklin Rising Dividends Fund

Franklin Mutual Series Fund Inc.           Maryland Corporation        Mutual Beacon Fund
                                                                       Mutual Discovery Fund
                                                                       Mutual European Fund
                                                                       Mutual Financial Services Fund
                                                                       Mutual Qualified Fund
                                                                       Mutual Shares Fund

Franklin Real Estate Securities Trust      Delaware Statutory Trust    Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio      Delaware Statutory Trust

Franklin Strategic Series                  Delaware Statutory Trust    Franklin Aggressive Growth Fund
                                                                       Franklin Biotechnology Discovery Fund
                                                                       Franklin Flex Cap Growth Fund
                                                                       Franklin Global Communications Fund
                                                                       Franklin Global Health Care Fund
                                                                       Franklin Natural Resources Fund
                                                                       Franklin Small-Mid Cap Growth Fund
                                                                       Franklin Small Cap Growth Fund II
                                                                       Franklin Strategic Income Fund
                                                                       Franklin Technology Fund
                                                                       Franklin U.S. Long-Short Fund

Franklin Templeton Fund Allocator Series   Delaware Statutory Trust    Franklin Templeton Conservative Target Fund
                                                                       Franklin Templeton Corefolio Allocation Fund
                                                                       Franklin Templeton Founding Funds Allocation Fund
                                                                       Franklin Templeton Growth Target Fund
                                                                       Franklin Templeton Moderate Target Fund
                                                                       Franklin Templeton Perspectives Allocation Fund
                                                                       Franklin Templeton 2015 Retirement Target Fund
                                                                       Franklin Templeton 2025 Retirement Target Fund
                                                                       Franklin Templeton 2035 Retirement Target Fund
                                                                       Franklin Templeton 2045 Retirement Target Fund

Franklin Templeton Variable Insurance      Delaware Statutory Trust    Franklin Flex Cap Growth Securities Fund
Products Trust                                                         Franklin Global Communications Securities Fund
                                                                       Franklin Global Real Estate Securities Fund
                                                                       Franklin Growth and Income Securities Fund
                                                                       Franklin High Income Securities Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Money Market Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small Mid-Cap Growth Securities Fund
                                                                       Franklin Small Cap Value Securities Fund
                                                                       Franklin Strategic Income Securities Fund
                                                                       Franklin U.S. Government Fund
                                                                       Franklin Zero Coupon Fund - 2010
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities Fund

Franklin Value Investors Trust             Massachusetts Business      Franklin All Cap Value Fund
                                           Trust                       Franklin Balance Sheet Investment Fund
                                                                       Franklin Large Cap Value Fund
                                                                       Franklin MicroCap Value Fund
                                                                       Franklin MidCap Value Fund
                                                                       Franklin Small Cap Value Fund


CLOSED END FUNDS:

Franklin Mutual Recovery Fund              Delaware Statutory Trust

Franklin Templeton Limited Duration        Delaware Statutory Trust
Income Trust

Franklin Universal Trust                   Massachusetts Business
                                           Trust
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Revised as of 6/22/07
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                                         SCHEDULE 2

                             WORLDWIDE NETWORK OF SUBCUSTODIANS


COUNTRY                   SUBCUSTODIAN

Argentina                 Citibank, N.A.
Australia                 National Australia Bank Limited
Austria                   Bank Austria Creditanstalt AG
Bahrain                   HSBC Bank Middle East Limited
Bangladesh                The Hongkong and Shanghai Banking Corporation, Limited
Belgium                   ING Belgium SA/NV
Benin                     Societe Generale de Banques en Cote d'lvoire
Bermuda                   Butterfield Trust Bermuda Limited
Botswana                  Barclays Bank of Botswana Ltd.
Brazil                    Citibank, N.A.
Bulgaria                  ING Bank N.V.
Burkina Faso              Societe Generale de Banques en Cote d'lvoire
Canada                    Royal Bank of Canada
Cayman Islands            The Bank of New York
Channel Islands           The Bank of New York
Chile                     Citibank, N.A.
China                     The Hongkong and Shanghai Banking Corporation, Ltd.
Shanghai and Shenzhen
Colombia                  Cititrust Colombia S.A.
Costa Rica                Banco BCT
Croatia                   Privredna banka Zabreb d.d.
Cyprus                    BNP Paribas Securities Athens
Czech Republic            ING N.V. Prague
Denmark                   Danske Bank
Ecuador                   Banco de la Produccion SA
Egypt                     Citibank, N.A.
Estonia                   Hansabank, Ltd.
Euromarket                Clearstream Banking Luxembourg
Euromarket                Euroclear Bank
Finland                   Nordea Bank Finland plc
France                    BNP Paribas Securities Services/CACEIS
Germany                   BHF-BANK AG
Ghana                     Barclays Bank of Ghana Ltd.
Greece                    BNP Paribas Securities Services
Guinea Bissau             Societe Generale de Banques en Cote d'lvoire
Hong Kong                 The Hongkong and Shanghai Banking Corporation, Limited
Hungary                   ING Bank Hungary Rt.
Iceland                   Landsbanki Islands
India                     Deutsche Bank AG Mumbai/HSBC
Indonesia                 The Hongkong and Shanghai Banking Corporation, Limited
Ireland                   The Bank of New York
Israel                    Bank Leumi Le-Israel B.M.
Italy                     Intesa Sanpaolo S.p.A
Ivory Coast               Societe Generale de Banques en Cote d'lvoire -
                          Abidjian
Jamaica                   FirstCaribbean International Securities Limited
Japan                     The Bank of Tokyo-Mitsubishi UFJ Ltd./
                          Mizuho Corporate Bank, Limited
Jordan                    HSBC Bank Middle East Limited
Kazakhstan                The Hongkong and Shanghai Banking Corporation Limited
Kenya                     Barclays Bank of Kenya Limited
Latvia                    Hansabanka Limited
Lebanon                   HSBC Bank Middle East Limited
Lithuania                 SEBVilniaus Bankas AB
Luxembourg                Banque et Caisse d'Epargne de l'Etat
Malaysia                  HSBC Bank Malaysia Berhad
Mali                      Societe Generale de Banques en Cote d'lvoire
Malta                     HSBC Bank Malta p.l.c.
Mauritius                 The Hongkong and Shanghai Banking Corporation Limited
Mexico                    Banco Nacional de Mexico
Morocco                   Attijariwafa Bank
Namibia                   Standard Bank Namibia Ltd.
Netherlands               ING Bank
New Zealand               National Australia Bank
Niger                     Societe Generale de Banques en Cote d'lvoire
Nigeria                   Stanbic Bank Nigeria Limited
Norway                    DnB NOR Bank ASA
Oman                      HSBC Bank Middle East Limited
Pakistan                  Standard Chartered Bank
Palestinian Autonomous
 Area                     HSBC Bank Middle East, Ramallah
Panama                    HSBC Bank (Panama) S.A.
Peru                      Citibank del Peru
Philippines               The Hongkong and Shanghai Banking Corporation, Limited
Poland                    ING Bank Slaski
Portugal                  Banco Comercial Portugues, S.A.
Qatar                     HSBC Bank Middle East Limited, Doha
Romania                   ING Bank Bucharest
Russia                    ING Bank (Eurasia)
                          Vneshtorgbanke (MinFin Bonds only)
Senegal                   Societe Generale de Banques en Cote d'lvoire
Serbia                    Bank Austria Creditanstalt AG - Vienna
Singapore                 United Overseas Bank Limited/
                          DBS Bank Ltd.
Slovak Republic           ING Bank N.V.
Slovenia                  Bank Austria Creditanstalt d.d. Ljubljana
South Africa              Standard Bank of South Africa Limited
South Korea               The Hongkong and Shanghai Banking Corporation,
                          Limited
Spain                     Banco Bilbao Vizcaya Argentaria SA /
                          Santander Investment Services, S.A.
Sri Lanka                 The Hongkong and Shanghai Banking Corporation, Limited
Swaziland                 Standard Bank Swaziland Limited
Sweden                    Skandinaviska Enskilda Banken
Switzerland               Credit Suisse, Zurich
Taiwan                    The Hongkong and Shanghai Banking Corporation, Limited
Thailand                  The Hongkong and Shanghai Banking Corporation,
                          Limited/Bangkok Bank Public Company Ltd.
Togo                      Societe Generale de Banques en Cote d'lvoire
Trinidad & Tobago         Republic Bank Limited
Tunisia                   Banque Internationale Arabe de Tunisie
Turkey                    Turkye Garanti Bankasi A.S. (Garanti Bank)
Ukraine                   ING Bank Ukraine
United Arab Emirates      HSBC Bank Middle East Limited, Dubai
United Kingdom            The Bank of New York/Deutsche Bank AG (The Depository
                          & Clearing Centre)
United States             The Bank of New York
Uruguay                   BankBoston, N.A.
Venezuela                 Citibank, N.A.
Vietnam                   The Hongkong and Shanghai Banking Corporation, Limited
Zambia                    Barclays Bank of Zambia Limited
Zimbabwe                  Barclays Bank of Zimbabwe Limited

                                                                REV. 3/19/07